SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2004

(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation or organization)	0-1469 (Commission file number)	61-0156015 (IRS Employer Identification No.)

700 Central Avenue, Louisville, KY 40208
(Address of principal executive offices)
(Zip Code)

(502) 636-4400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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CHURCHILL DOWNS INCORPORATED

INDEX

Item 7.	Financial Statements and Exhibits (c) Exhibits (furnished pursuant to Item 12) Exhibit 99.1 Earnings release conference call transcript, dated February 11,2004.
Item 12.	Results of Operations and Financial Condition

Attached and incorporated herin by reference as Exhibit 99.1 is a copy of the earnings press release conference call transcript, dated February 11, 2004, reporting the Registrant's financial results for the fourth quarter of 2003 and the full year ended December 31, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCHILL DOWNS INCORPORATED

February 11, 2004	/s/Michael E. Miller
Michael E. Miller
Executive Vice President and
Chief Financial Officer
(Principal Financial and Accounting Officer)

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